Exhibit 10.1

EXECUTION COPY

THIS AMENDMENT NO. 8 (this “Amendment”) dated as of January 11, 2019 is entered into by and among TAXI MEDALLION LOAN TRUST III, a Delaware statutory trust (the “Borrower”), MEDALLION FUNDING LLC (successor by merger to Medallion Funding Corp.), a New York limited liability company (the “Transferor”), MEDALLION FINANCIAL CORP., a Delaware corporation (“Parent”), MEDALLION CAPITAL, INC., a Minnesota corporation (“Medallion Capital”), FRESHSTART VENTURE CAPITAL CORP., a New York corporation (“Freshstart” and, together with the Borrower, the Transferor, Parent and Medallion Capital, the “MF/Borrower Related Parties”), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company (the “Lender”), and DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, as agent (in such capacity, the “Agent”).

PRELIMINARY STATEMENTS

A. Reference is made to (i) the Amended and Restated Loan and Security Agreement dated as of December 12, 2016 among the Borrower, the Lender and the Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and (ii) the Servicing Agreement dated as of December 12, 2008 by and among the Borrower, the Agent and the Transferor, as Servicer (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Servicing Agreement” and together with the Loan Agreement, the “Agreements”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

B. The parties hereto have agreed to amend the Agreements on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Loan Agreement. Effective as of the Effective Date (as defined below), the Loan Agreement is hereby amended as follows:

1.1 Clause (a) of the definition of “Financial Covenant Default” set forth in Section 1.01 of the Loan Agreement is hereby amended by inserting the phrase “from and after October 1, 2018 (excluding, for the avoidance of doubt, any time preceding October 1, 2018)” immediately after the phrase “at any time”.

1.2 The definition of “Scheduled Termination Date” set forth in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Scheduled Termination Date” means September 15, 2019.”

1.3 Section 6.01(u) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(u) Intentionally omitted;”

SECTION 2. Amendment to the Servicing Agreement. Effective as of the Effective Date (as defined below), the Servicing Agreement is hereby amended as follows:

2.1 Clause (a) of the definition of “Servicer Financial Covenant Default” set forth in Section 1.01 of the Servicing Agreement is hereby amended by inserting the phrase “from and after October 1, 2018 (excluding, for the avoidance of doubt, any time preceding October 1, 2018)” immediately after the phrase “at any time”.

SECTION 3. Condition Precedent. This Amendment shall become effective as of September 30, 2018 (the “Effective Date”) upon the Agent’s receipt of a copy of this Amendment duly executed by the Borrower, the Lender, the Agent, the Transferor and Parent.

SECTION 4. Release. Each of the MF/Borrower Related Parties hereby acknowledges and confirms on its own behalf and on behalf of its officers and directors, and its respective predecessors, successors, assigns, agents and other legal representatives, and any Person claiming by or through any of them (collectively, the “Releasors”), that (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to), in any case based upon acts or omissions of the Lender, Agent or any other Indemnified Party occurring prior to the date hereof or facts otherwise known to it as of the date hereof, the effectiveness, genuineness, validity, collectability or enforceability of the Loan Documents and (ii) it does not possess, and hereby unconditionally and forever waives, remises, releases, discharges and holds harmless the Lender, Agent and any other Indemnified Party, and each of their respective affiliates, stockholders, directors, officers, employees, attorneys, agents, representatives, heirs, executors, administrators, successors and assigns, each Person acting or purporting to act for them or on their behalf, and the successors and assigns of any such Persons (collectively, the “Designated Parties”), from and against, and agrees not to allege or pursue, any action, cause of action, suit, debt, liability, loss, expense, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, whether in law, equity or otherwise, which any of the Releasors ever had, now have, may have, or claim to have against any of the Designated Parties, by reason of any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Loan Documents, any transaction relating thereto, or any actions or omissions in connection therewith (collectively, the “Claims”). The foregoing release shall be construed in the broadest sense possible.

The MF/Borrower Related Parties warrant and represent that they are the sole and lawful owners of all right, title, and interest in and to every Claim being released hereby and they have not assigned, pledged, hypothecated, or otherwise divested or encumbered all or any part of any Claim being released hereby. The MF/Borrower Related Parties hereby agree to indemnify, defend, and hold harmless any and all of the Releasees from and against any Claims asserted against any Releasee based on, or arising in connection with, any such prior assignment or transfer, whether actual or purported. The MF/Borrower Related Parties hereby absolutely, unconditionally, and irrevocably agree never to commence, prosecute, cause to be commenced or prosecuted, voluntarily aid in any way, or foment any suit, action, or other proceeding (at law, in equity, in any regulatory proceeding, or otherwise) or otherwise seek any recovery against any of the Releasees based on any of the Claims being released hereby. The MF/Borrower Related

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Parties hereby specifically warrant, represent, acknowledge, and agree that: (a) none of the provisions of this general release shall be construed as or constitute an admission of any liability on the part of any Releasee; and (b) the provisions of this general release shall constitute an absolute bar to any Claim of any kind, whether any such Claim is based on contract, tort, warranty, mistake, or any other theory, whether legal, statutory, or equitable.

SECTION 5. Reference to and Effect on the Agreements.

5.1 Upon the effectiveness of this Amendment, each reference in any Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to such Agreement as amended hereby, and each reference to such Agreement in any other document, instrument and agreement executed and/or delivered in connection with such Agreement shall mean and be a reference to such Agreement as amended hereby

5.2 Except as specifically provided herein, each Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

5.3 Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under any Loan Document or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective signatories thereunto duly authorized as of the date first written above.

TAXI MEDALLION LOAN TRUST III, as Borrower

By	/s/ Andrew M. Murstein
Name: Andrew M. Murstein
Title: President

Signature Page to

Amendment No. 8

MEDALLION FINANCIAL CORP.

By	/s/ Andrew M. Murstein
Name: Andrew M. Murstein
Title: President

MEDALLION CAPITAL, INC.

By	/s/ Dean Pickerell
Name: Dean Pickerell
Title: Exec Vice President

FRESHSTART VENTURE CAPITAL CORP.

By	/s/ Thomas J. Munson
Name: Thomas J. Munson
Title: Senior Vice President

Signature Page to

Amendment No. 8

DZ BANK AG DEUTSCHE
ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, as Agent

By	/s/ Jayan Krishnan

Name: Jayan Krishnan
Title: Head of Asset Securitization Group

By	/s/ Franziska Hummel
Name: Franziska Hummel
Title: Senior Vice President

AUTOBAHN FUNDING COMPANY LLC, as the Lender

By: DZ BANK AG DEUTSCHE
ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, its Attorney-in-Fact

By	/s/ Jayan Krishnan
Name: Jayan Krishnan
Title: Head of Asset Securitization Group

By	/s/ Franziska Hummel
Name: Franziska Hummel
Title: Senior Vice President

Signature Page to

Amendment No. 8

The undersigned hereby (i) acknowledges and agrees to the foregoing Amendment, (ii) reaffirms all of its obligations under the Loan Documents to which it is a party and (iii) acknowledges and agrees that such other Loan Documents remain in full force and effect.

MEDALLION FUNDING LLC

By	/s/ Thomas J. Munson
Name: Thomas J. Munson
Title: Executive Vice President

Signature Page to

Amendment No. 8